UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 1, 2004
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                              KEY GOLD CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                000-50660                         98-0372619
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        (Commission File Number)        (IRS Employer Identification No.)

             1942 BROADWAY, SUITE 504, BOULDER, COLORADO        80302
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               (Address of Principal Executive Offices)       (Zip Code)

                                 (303) 323-1927
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))



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ITEM 8.01. OTHER EVENTS.

         We issued a press release on September 1, 2004, in which we announced that we closed a private placement financing for $500,000 and issued 370,370 shares at a deemed price of $1.35 per share along with one full warrant for each share purchased at an exercise price of $1.50 per share for two years. We plan to use these funds for both to further our investment in JHP Resources Limited in connection with its affiliated joint venture, Liaoning Taixing International Gold Mining Company ("LTI"), in the exploration work being performed by LTI on its initial 106 square kilometer properties in Fengcheng City (which is located in the Liaoning Province of PRC, approximately 600 kilometers northeast of Beijing, PRC) and for general corporate purposes.

ITEM 9.01(C) EXHIBITS.

99.7     Press Release, dated September 1, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 1, 2004                KEY GOLD CORPORATION


                                        By: /s/ John Anderson
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                                            John Anderson
                                            Chief Executive Officer